EXHIBIT 10.2

AMENDMENT NO. 3 TO

CAPITAL SUPPORT AGREEMENT

This Amendment No. 3 (the “Amendment”) to the Capital Support Agreement, is made as of the 26th day of January 2009, by and between the Northern Trust Corporation (the “Support Provider”) and Northern Trust Global Funds plc (the “Company”) on behalf of its sub-fund The U.S. Dollar Fund (the “Fund”).

WHEREAS, the parties have entered into a Capital Support Agreement (the “Agreement”), dated as of February 21, 2008 and amended the Agreement on July 15, 2008 and 29th September 2008; and

WHEREAS, the parties desire to further amend the Agreement on the terms and subject to the conditions provided herein;

NOW THEREFORE, the parties, intending to be legally bound, hereby agree as follows:

1. Unless otherwise expressly provided herein, capitalized terms shall have the meanings assigned to them in the Agreement.

2. Section 3(c) of the Agreement is hereby deleted in its entirety and replaced as set forth below:

(iii) 5:00 p.m. Eastern Time on November 6, 2009.

IN WITNESS WHEREOF, the parties caused this Amendment No. 3 to the Capital Support Agreement to be executed this 26th day of January 2009.

NORTHERN TRUST CORPORATION

By:	/s/ William R. Dodds, Jr.
Name:	William R. Dodds, Jr.
Title:	Treasurer

ADDRESS FOR NOTICES:

50 South LaSalle Street
Chicago
Illinois 60675
United States of America

NORTHERN TRUST GLOBAL FUNDS PLC FOR AND ON BEHALF OF THE U.S. DOLLAR FUND

By:	/s/ Michael Boyce
Name:	Michael Boyce
Title:	Director

ADDRESS FOR NOTICES:

George’s Court
54-62 Townsend Street
Dublin 2
Ireland